                                                                     Exhibit 4.3















                               PENTON MEDIA, INC.
                               ------------------

                             RETIREMENT SAVINGS PLAN
                             -----------------------

                               PENTON MEDIA, INC.
                               ------------------
                             RETIREMENT SAVINGS PLAN
                             -----------------------

                                TABLE OF CONTENTS

                                                                                                       PAGE


ARTICLE 1...............................................................................................  1
        Introduction....................................................................................  1
                Purpose of the Plan, Effective Date.....................................................  1
                Plan Administrator, Plan Year...........................................................  1
                The Employers...........................................................................  1

ARTICLE 2...............................................................................................  2
        Plan Participants...............................................................................  2
                Eligibility.............................................................................  2
                Cessation of Active Participation.......................................................  2
                Resumption of Active Participation......................................................  2
                Notice of Participation.................................................................  3
                Leave of Absence........................................................................  3
                Military Service........................................................................  3

ARTICLE 3...............................................................................................  4
        Employers' Contributions........................................................................  4
                Employers' Contributions................................................................  4
                Payment of Employers' Contributions.....................................................  4
                Deduction Limitation....................................................................  4
                Verification of Employers' Contributions................................................  4
                Earnings................................................................................  4

ARTICLE 4................................................................................................ 6
        Participant Elected Salary Reduction Contributions
        and Additional Participant Contributions......................................................... 6
                Participant Elected Salary Reduction Contributions....................................... 6
                Distribution of Excess Salary Reduction Contributions.................................... 7
                Highly Compensated Employee.............................................................. 7
                Limitations on Elective Contributions.................................................... 7
                Limitation on Participant and Matching Contributions.................................... 11
                Multiple Use Limitation................................................................. 14
                Rollover Contributions.................................................................. 15
                Transferred Benefits.................................................................... 15
                Distribution Restrictions............................................................... 16
                Restricted Participation With Respect To Rollover Contributions and Transferred
                        Benefits........................................................................ 18

ARTICLE 5............................................................................................... 19
        Plan Accounting, Investment Funds and Company Shares............................................ 19
                Separate Participant Accounts........................................................... 19
                Accounting Dates........................................................................ 19
                Date of Crediting Contributions and Remainders.......................................... 20
                Investment Funds........................................................................ 20



                Investments in Company Shares........................................................... 21
                Investment Elections.................................................................... 21
                Charging Payments and Distributions..................................................... 22
                Quarterly Adjustment of Participants' Accounts.......................................... 22
                Statement of Accounts................................................................... 23
                Allocation of Company Shares............................................................ 23
                Additional Accounting Rules............................................................. 23
                Voting of Company Shares................................................................ 24

ARTICLE 6............................................................................................... 26
        Payment of Account Balances..................................................................... 26
                Benefit Payment......................................................................... 26
                Selection of Time and Manner of Benefit Payment......................................... 27
                Designated Beneficiaries................................................................ 28
                Payments to Substitute Beneficiaries.................................................... 28
                Payment With Respect to Incapacitated Participants or Beneficiaries..................... 29
                Direct Rollover of Distributions........................................................ 29

ARTICLE 7............................................................................................... 31
        Withdrawals and Loans During Employment,
        Voluntary Insurance Coverage.................................................................... 31
                Withdrawal of Participant Contributions................................................. 31
                Age 59-1/2 and Hardship Withdrawals..................................................... 31
                Loans to Participants................................................................... 32
                No Representation Regarding Tax Effect of Withdrawals or Loans.......................... 32


ARTICLE 8............................................................................................... 33
        Maximum Contributions........................................................................... 33
                Contribution Limitations................................................................ 33
                Participant Covered by Defined Contribution Plan Only................................... 33
                Participant Covered by Defined Contribution Plan and Defined Benefit Plan............... 35

ARTICLE 9............................................................................................... 37
        General Provisions.............................................................................. 37
                Examination of Plan Documents........................................................... 37
                Notices ................................................................................ 37
                Nonalienation of Plan Benefits.......................................................... 37
                No Employment or Benefit Guaranty....................................................... 37
                Litigation.............................................................................. 38
                Evidence................................................................................ 38
                Gender and Number....................................................................... 38
                Waiver of Notice........................................................................ 38
                Applicable Law.......................................................................... 39
                Severability............................................................................ 39
                Fiduciary Responsibilities.............................................................. 39
                Funding of Plan Benefits................................................................ 39
                Supplements............................................................................. 40

ARTICLE 10.............................................................................................. 41
        Relating to Plan Administration................................................................. 41
                Plan Administrator's Duties............................................................. 41
                Action by Plan Administrator............................................................ 42



                Information Required for Plan Administration............................................ 42
                Decision of Plan Administrator Final.................................................... 43
                Review of Benefit Determinations........................................................ 43
                Uniform Rules........................................................................... 43
                Plan Administrator's Expenses........................................................... 43
                Interested Plan Administrator........................................................... 43
                Resignation or Removal of Plan Administrative Committee Members......................... 43
                Indemnification......................................................................... 44

ARTICLE 11.............................................................................................. 45
        Relating to the Employers....................................................................... 45
                Action by Employers..................................................................... 45
                Additional Employers, the Penton Companies.............................................. 45
                Restrictions as to Reversion of Trust Fund to Employers................................. 46

ARTICLE 12.............................................................................................. 47
        Amendment and Termination....................................................................... 47
                Amendment............................................................................... 47
                Termination............................................................................. 47
                Vesting and Distribution on Termination................................................. 47
                Plan Merger............................................................................. 48
                Notice of Amendment, Termination or Plan Merger......................................... 48

ARTICLE 13.............................................................................................. 49
        Top-Heavy Plan Rules............................................................................ 49
                Key Employees........................................................................... 49
                Top-Heavy Plan.......................................................................... 50
                Aggregation Groups...................................................................... 50
                Special Minimum Contributions........................................................... 51

SUPPLEMENT A........................................................................................... A-1
        Purpose, Use of Terms.........................................................................  A-1
        Loan Administration...........................................................................  A-1
        Limitations on Plan Loans.....................................................................  A-1
        Loan Payment..................................................................................  A-2
        Default ......................................................................................  A-2
        Amendment.....................................................................................  A-3

                               PENTON MEDIA, INC.
                               ------------------
                             RETIREMENT SAVINGS PLAN
                             -----------------------

                                    ARTICLE 1
                                    ---------

                                  INTRODUCTION
                                  ------------

                1.1 PURPOSE OF THE PLAN, EFFECTIVE DATE. This Penton Media, Inc. Retirement Savings Plan (the "plan") is established effective as of September 1, 1998 (the "effective date"). The purpose of the plan is to enable eligible employees of Penton Media, Inc. (the "company") and eligible employees of the company's subsidiaries and other related companies which hereafter adopt the plan with the company's consent to accumulate funds and share in the profits of the company and its subsidiaries and other related companies, and thereby assist such employees in providing for their future security. The plan represents a continuation of the Pittway Corporation Blue Chip Profit Sharing and Savings Plan (the "Pittway plan") as to employees or former employees of the company and its current or former subsidiaries (other than Saddlebrook Resorts, Inc., Saddlebrook International Tennis, Inc., C&A Investments, Inc. and Pittway Real Estate, Inc.) ("transferred participants"). The Combination Agreement dated May 21, 1998, among the company, Pittway Corporation and other parties provides for a transfer of assets and liabilities attributable to transferred participants from the Pittway plan to this plan.

                1.2 PLAN ADMINISTRATOR, PLAN YEAR. The plan is administered by a plan committee (the "plan administrator") consisting of not less than three persons appointed by the company to carry out the administration of the plan. The plan is administered on the basis of a plan year (the "plan year") which begins each year on January 1 and ends on the next following December 31. For purposes of the 1998 plan year, the plan year shall begin on the effective date and end on December 31, 1998. Article 10 describes certain powers, duties and responsibilities of the plan administrator with respect to the administration of the plan.

                1.3 THE EMPLOYERS. With the consent of the company, the plan may hereafter be adopted in accordance with the provisions of section 11.2 by any subsidiary of the company or any related company for the benefit of its eligible employees. The company and its subsidiaries and related companies that have heretofore adopted or hereafter adopt the plan are referred to herein collectively as the "employers" and individually as an "employer".

                                    ARTICLE 2
                                    ---------

                                PLAN PARTICIPANTS
                                -----------------

                2.1 ELIGIBILITY. Each employee of an employer on the effective date who was a participant in the Pittway plan immediately prior to the effective date will continue as a participant in the plan on and after that date, subject to the conditions and limitations of the plan. Each other employee of an employer will become a participant in the plan on the first day of the month that is at least 30 days after the effective date or on the first day of the month that is at least 30 days after the date on which the employee begins employment with an employer, provided that he is a "covered employee" (that is, he is a member of a group of employees of an employer to which the plan has been and continues to be extended either by his employer unilaterally or by collective bargaining).

                2.2 CESSATION OF ACTIVE PARTICIPATION. Once a covered employee of an employer has become an active participant in the plan in accordance with section 2.1 above, such employee shall remain a participant in the plan until the date that the participant's entire account balances under the plan have been distributed to him or on his behalf in accordance with the plan. During a period of employment with an employer while a participant is a covered employee and while he has elected (or is deemed to have elected) to have contributions made to the plan in accordance with section 4.1, a participant shall be considered for all purposes of the plan to be an "active participant." During all other periods of participation a participant shall be considered an "inactive participant." Only those participants who are active participants with respect to a pay period are entitled to make participant contributions for that pay period or share in employer contributions with respect to their earnings (as defined in section 3.5 below) for that pay period. Beneficiaries of deceased participants will be treated as inactive participants for purposes of the plan (provided that such beneficiaries may not designate additional beneficiaries in accordance with section 6.3 and, accordingly, any unpaid benefits remaining upon the death of a designated beneficiary of a deceased participant shall be distributed in accordance with the provisions of section 6.4).

                2.3 RESUMPTION OF ACTIVE PARTICIPATION. Any employee of an employer who was previously an active participant in the plan and who again becomes a covered employee will be eligible to elect to again become an active participant effective as of the first day of the month that is at least 30 days after the date on which the employee again begins employment with an employer.

                2.4 NOTICE OF PARTICIPATION. Each employee will be notified of the date he becomes a plan participant and each participant and other person receiving benefits under the plan will be furnished with a copy of a summary plan description.

         2.5 LEAVE OF ABSENCE. A "leave of absence" as used in the plan means:

                  (a) A leave of absence required by law or granted by a Penton Company (as defined in section 11.2 below) on account of service in military or governmental branches described in any applicable statute granting reemployment rights to employees who enter such branches, or any other military or governmental branch designated by the company.

                  (b) A leave of absence for any period the employee is absent from work by reason of the employee's pregnancy, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of the child by the employee or the caring for the child for a period beginning immediately after such birth or placement.

                  (c) Any other absence from active employment with an employer that is approved by it and not treated by it as a termination of employment.

Leaves of absence granted by an employer will be governed by rules uniformly applied to all employees of the employer similarly situated.

                2.6 MILITARY SERVICE. Notwithstanding any provisions of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code of 1986, as amended (the "Code"). "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                                   ARTICLE 3
                                   ---------

                            EMPLOYERS' CONTRIBUTIONS
                            ------------------------

                3.1 EMPLOYERS' CONTRIBUTIONS. Subject to the conditions and limitations of this Article 3 and Article 9, for each pay period of an employer that employer will make a contribution under the plan for each active participant employed by it during that pay period in an amount equal to the sum of the following:
                        (a) A specified percentage (the "employer matching
                contribution") of the basic salary reduction contribution (as defined in section 4.1 below) elected by the participant for that pay period, which percentage shall be determined from time to time by resolution of the Board of Directors of the employer and communicated to the participant as applicable to him for all pay periods ending in a plan year; and

                        (b) 100 percent of the salary reduction contribution (as
                defined in section 4.1 below, including the participant's basic salary reduction contribution) elected by the participant for that pay period.

                3.2 PAYMENT OF EMPLOYERS' CONTRIBUTIONS. Each employer's contribution under the plan to be made in accordance with section 3.1 above for any pay period shall be paid to the trust fund (as described in section 9.12) implementing the plan, without interest, as soon as practicable after the end of that pay period, but in any event within 30 days after the end of the plan year in which such pay period ends.

                3.3 DEDUCTION LIMITATION. Each employer's aggregate contributions under the plan for any plan year in no event shall exceed an amount equal to the maximum amount deductible on account thereof by that employer for its fiscal year coinciding with that plan year as an expense for purposes of federal taxes on income.

                3.4 VERIFICATION OF EMPLOYERS' CONTRIBUTIONS. The certificate of an independent accountant selected by the company as to the correctness of any amounts or calculations relating to the employers' contributions under the plan for any plan year shall be conclusive on all persons.

                3.5 EARNINGS. For purposes of the plan, a participant's "earnings" means his total compensation for services rendered to the employers as a covered employee, including overtime, bonuses, commissions and incentive compensation, but excluding:

                        (a) Any amounts contributed by the employer for the
                participant's benefit to this plan or any other profit sharing, pension, stock bonus or other retirement or benefit plan maintained by the employer; provided that any amounts contributed under a salary reduction arrangement under Sections 125 or 401(k) of the Code shall be included in compensation;

                        (b) Any reimbursements for medical, dental or travel
                expenses, club memberships, automobile allowances, relocation allowances, educational assistance allowances or other special allowances and awards;

                        (c) Any income realized for federal income tax purposes
                as a result of (i) group life insurance, (ii) the personal use of an employer owned automobile, (iii) the grant or exercise of an option or options to acquire shares of stock of any Penton Company, the receipt of a cash appreciation payment related to shares of stock of any Penton Company (whether or not related to or in lieu of the exercise of such an option or options), the disposition of shares acquired on exercise of such an option, or
                (iv) the transfer of restricted shares of stock or restricted property of a Penton Company, or the removal of any such restrictions;

                        (d) Any compensation received while on a leave of
                absence from active work and any severance pay paid as a result of the participant's termination of employment;

                        (e) Any compensation paid or payable to the participant,
                or to any governmental body or agency on account of the participant, under the terms of any state, federal or foreign law requiring the payment of such compensation because of the participant's voluntary or involuntary termination of employment with any Penton Company; and

                        (f) Any compensation paid or payable to the participant
                which is in excess of the maximum amount which may be considered pursuant to Section 401(a)(17) of the Code (or such other amount as may be determined from time to time by the Secretary of Treasury or his delegate or by law).

                                    ARTICLE 4
                                    ---------
               PARTICIPANT ELECTED SALARY REDUCTION CONTRIBUTIONS
               --------------------------------------------------
                    AND ADDITIONAL PARTICIPANT CONTRIBUTIONS
                    ----------------------------------------

                4.1 PARTICIPANT ELECTED SALARY REDUCTION CONTRIBUTIONS. For each pay period each participant may elect to reduce his compensation from his employer by an amount equal to not less than one percent nor more than 15 percent of his earnings for such pay periods and his employer shall in accordance with subsection 3.1(b) above contribute the amount of each such reduction for a pay period to the plan on his behalf as a "salary reduction contribution". Salary reduction contributions elected and made on behalf of a participant for a pay period which are not in excess of six percent (or such other percentage as is established by an employer from time to time as applicable to any specific group of its covered employees) of his earnings for such pay period shall be considered the participant's "basic salary reduction contributions" which are eligible for the matching employer contribution provided in subsection 3.1(a). Each participant shall initially elect his rate of salary reduction contributions, if any, by filing a written election with the plan administrator on such forms, in such manner and at such time as the plan administrator shall require, which forms shall evidence such employee's agreement (until subsequently modified by him as permitted below) to have contributions made on his behalf pursuant to subsection 3.1(b) and his authorization of his employer to reduce his compensation accordingly. If a transferred participant who becomes a participant in the plan on the effective date had a salary reduction election in effect under the Pittway plan immediately preceding the effective date, such election shall be deemed to be such participant's initial election under this plan and shall continue in effect until changed. Notwithstanding the preceding provisions of this Section, in the event that a participant does not make an initial election (at the time he becomes a participant in the plan) to make salary reduction contributions pursuant to the preceding provisions of this Section, and does not specifically decline in writing (on such form, in such manner and at such time as the plan administrator shall require) to make salary reduction contributions, such participant shall be deemed to have made an initial election to have salary reduction contributions made on his behalf in accordance with this Section at the rate of three percent of his earnings. A participant may elect to discontinue making salary reduction contributions as of the beginning of any pay period or change the rate of or resume his salary reduction contributions (within the limits specified above) as of the beginning of the first pay period ending on or after any January 1, April 1, July 1 or October 1 by filing a superseding written election with the plan administrator on a form provided by it at least 30 days before such date (or by such other date as the plan administrator may require).

                4.2 DISTRIBUTION OF EXCESS SALARY REDUCTION CONTRIBUTIONS. If, not later than the March 1 next following the end of a calendar year, a participant notifies the plan administrator that the participant has made salary reduction contributions to this plan and one or more other plans (whether maintained by a Penton Company or an unrelated company) in excess of $10,000 (or such other maximum amount as may be permitted by law for such calendar year) during such calendar year, and further notifies the plan administrator of the amount of such excess allocated to this plan, such excess amount shall be paid to such participant (along with any income or loss allocable thereto as determined pursuant to the method set forth in section 4.4(d)) as soon as practicable following such notification, but in any event by the April 15 following the calendar year with respect to which such excess salary reduction contributions were made. A participant is deemed to notify the plan administrator of such excess that arises by taking into account only those salary reduction contributions made to this plan and any other plans of the Penton Companies.

                4.3 HIGHLY COMPENSATED EMPLOYEE. The term "highly compensated employee" means for a particular plan year, any employee who (i) during the current or preceding Plan Year, was at any time a 5-percent owner (as such term is defined in Section 416(i)(1) of the Code), or (ii) for the preceding plan year, received compensation from the Penton Companies in excess of the amount in effect for such plan year under Section 414(q)(1)(B) of the Code. The term "highly compensated employee" includes a former employee whose termination of employment occurred prior to the plan year and who was a highly compensated employee for the plan year in which his termination of employment occurred or for any plan years ending on or after his 55th birthday. For purposes of this Section, the term "compensation" has the meaning given such term by Section 415(c)(3) of the Code.

                4.4 LIMITATIONS ON ELECTIVE CONTRIBUTIONS. Elective contributions shall be subject to the following nondiscrimination standards and shall be adjusted, as provided below, to the extent necessary to comply with the limitations set forth in Section 401(k) of the Code and the regulations thereunder. For purposes of this section, the term "elective contribution" shall mean any employer contribution made to the plan that (i) is subject to a cash or deferred arrangement (as defined in Section 1.401(k)-1(a)(3) of the Treasury regulations) and (ii) is immediately nonforfeitable. Salary reduction contributions are "elective contributions" for purposes of this section 4.4. The employer shall maintain records demonstrating compliance with this section.

                        (a) ACTUAL DEFERRAL PERCENTAGE LIMITATION. In any plan
                year, the actual deferral percentage for the group of participants who are highly compensated employees may not exceed the greater of the following:

                              (i) the actual deferral percentage for the
                        preceding plan year of the group of participants who are not highly compensated employees (the "non-highly compensated group") multiplied by 1.25, or

                             (ii) the lesser of the actual deferral percentage
                        for the preceding plan year for the non-highly compensated group multiplied by two or the actual deferral percentage for the preceding plan year of the non-highly compensated group plus two percentage points.

                        (b) ACTUAL DEFERRAL PERCENTAGE. The actual deferral
                percentage for a specified group of participants for any plan year shall be the average of the ratios (computed, to the nearest one-hundredth of one percent, separately for each participant in such group) of the elective contributions, and amounts treated as elective contributions (including excess elective contributions of highly compensated employees), for such participant for such year to the participant's compensation (as defined at Section 414(s) of the Code, as modified by Section 414(s)(2) thereof) taken into account for such plan year during which the participant was an eligible employee. For purposes of this section the following additional rules shall apply:

                              (i) An elective contribution shall be taken into
                        account only if it relates to compensation that either
                        (A) would have been received by the participant in the plan year but for the deferral election or (B) is at-tributable to services performed by the participant in the plan year and would have been received by the participant within 2 1/2 months after the close of the plan year but for the deferral election. An elective contribution that does not meet the foregoing requirements will not be tested under Section 401(k) of the Code but must separately satisfy Section 401(a)(4) of the Code for the plan year of allocation as if it was the only nonelective employer contribution for the year.

                             (ii) In the event this plan satisfies the
                        requirement of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this plan, then this section shall be applied by determining the actual deferral percentage of employees as if all such plans were a single plan. In accordance with applicable Treasury regulations, plans of the employers may be aggregated in order to satisfy
                        Section 401(k) of the Code but only if such plans as aggregated satisfy the requirement of Section 410(b) of the Code and provided that each plan has the same plan year.

                            (iii) Except as provided in applicable Treasury
                        regulations, the actual deferral percentage of a highly compensated employee will be determined by treating all cash or deferred arrangements of the employer (or an entity that is required to be aggregated with the employer under Sections 414(b), (c), (m) or (o) of the
                        Code) under which the highly compensated employee is eligible as a single arrangement. If the cash or deferral arrangements have different plan years, all such arrangements ending with or within the same calendar year will be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under applicable Treasury regulations issued pursuant to
                        Section 401(k) of the Code.

                             (iv) At the discretion of the plan administrator,
                        and in accordance with applicable Treasury regulations, any employer contributions or matching contributions credited on a participant's behalf in the plan year which meet the withdrawal restrictions and vesting requirements of Sections 401(k)(2)(B) and (C) of the Code ("qualified nonelective contributions" and "qualified matching contributions," respectively) may be added to the participant's elective contributions in computing the participant's actual deferral percentage; provided, that the employer contributions and matching contributions made to the plan for such year satisfy the requirements of Section 401(a)(4) of the Code with and without the inclusion of the qualified nonelective contributions and qualified ma-tching contributions used to satisfy this section. Qualified nonelective contributions and qualified matching contributions which are used to satisfy this section cannot be taken into account to satisfy the requirement of section 4.6.

                              (v) Elective contributions treated as matching
                        contributions under section 4.6 shall not be included in the determination of a participant's actual deferral percentage.

                        (c) EXCESS CONTRIBUTIONS. In the event that excess
                contributions (as defined below) are made for any plan year, such excess contributions (and any income or loss allocable thereto) shall be distributed, as provided in subsection (d) below, to highly compensated employees on the basis of the dollar amount of contributions made by, or on behalf of, each of such employees. The term "excess contributions" means for any plan year, the excess of (i) the aggregate amount of elective contributions actually paid to the plan on behalf of highly compensated employees for such plan year, over (ii) the maximum amount of such elective contributions permitted for such plan year under subsection (a) above (determined by reducing elective contributions made on behalf of highly compensated employees in order of the actual deferral percentages beginning with the highest of such percentages).

                        (d) DISTRIBUTION OF EXCESS CONTRIBUTIONS. The plan
                administrator shall distribute the amount of the excess contributions (determined in accordance with subsection (c) above), plus the income (or minus the loss) allocable thereto, as soon as practicable following the determination of such excess but in any event by the last day of the plan year following the end of the plan year in which the excess contributions were made. Under Section 4979 of the Code, a ten-percent tax is imposed on the employer for any such excess contributions which are distributed more than 2 1/2 months after the last day of the plan year in which the excess contributions were made. A distribution of the excess contributions may be made without regard to any notice or consent otherwise required under the plan. The income or loss allocable to such excess contributions shall be determined by multiplying the income or loss allocable to the elective contributions (and, if applicable, amounts treated as elective contributions for purposes of the participant's deferral percentage) for the plan year by a fraction. The numerator of the fraction is the excess contributions for the plan year. The denominator is equal to (i) the total account balance of the participant attributable to elective contributions (and amounts treated as such for purposes of the actual deferral percentage) as of the beginning of the plan year, plus (ii) the participant's elective contributions (and amounts treated as such for purposes of the actual deferral percentage) for the plan year. The amount of excess contributions distributed under this subsection for a plan year shall be reduced by any excess deferrals previously distributed for the employee's taxable year ending with or within the plan year. Excess contributions shall be treated as annual additions for purposes of Section 415 of the Code.

                4.5 LIMITATION ON PARTICIPANT AND MATCHING CONTRIBUTIONS. Matching contributions shall be subject to the following nondiscrimination standards and such amounts shall be adjusted, as provided below, to the extent necessary to comply with the limitations set forth in Section 401(m) of the Code and the regulations thereunder. The term "matching contributions" means any employer contribution made to the plan on account of an elective contribution, and any forfeitures that are allocated to the participant on the basis of matching contributions or elective contributions. The employer shall maintain records demonstrating compliance with this section.

                        (a) CONTRIBUTION PERCENTAGE LIMITATIONS. In any plan year, the contribution percentage for the group of participants who are highly compensated employees may not exceed the greater of the following:

                              (i) the actual contribution percentage for the
                        preceding plan year of the group of participants who are not highly compensated employees (the "non-highly compensated group") multiplied by 1.25, or

                             (ii) the lesser of the contribution percentage for
                        the preceding plan year for the non-highly compensated group multiplied by two or the contribution percentage for the preceding plan year of the non- highly compensated group plus two percentage points.

                        (b) CONTRIBUTION PERCENTAGE. The contribution percentage
                of a specified group of participants shall be the average of the contribution percentages (computed separately, to the nearest one-hundredth of one percent) for each participant in the group. The contribution percentage for each participant shall equal the sum of the matching contributions allocated to the participant's account for the plan year (excluding qualified matching contributions which are used to satisfy the actual deferral percentage limitation in accordance with section 4.4) and the qualified non-elective and elective contributions treated as matching contributions for the plan year, divided by the participant's compensation (as defined in Section 414(s) of the Code, as modified by Section 414(s)(2) thereof) taken into account for such plan year during which the participant was an eligible employee. For purposes of this section, the following additional rules shall apply:

                              (i) A matching contribution will be taken into
                        account for purposes of this section for a given plan year only if (A) it is made on account of the participant's elective or employee contributions for that plan year, (B) it is allocated to the participant's account during that plan year and (C) it is paid to the trust by the end of the twelfth month following the close of that plan year. A matching contribution that does not meet the foregoing requirements will not be tested under Section 401(m) of the Code but must separately satisfy Section 401(a)(4) of the Code for the plan year of allocation as if it were the only employer allocation for that plan year.

                             (ii) In the event this plan satisfies the
                        requirement of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this plan, then this section shall be applied by determining the contribution percentage of employees as if all such plans were a single plan. In accordance with applicable Treasury regulations, plans of the employers may be aggregated in order to satisfy
                        Section 401(m) of the Code but only
                        if such plans as aggregated satisfy the requirement of
                        Section 410(b) of the Code and provided that each plan has the same plan year.

                            (iii) Except as provided in applicable Treasury
                        regulations, the contribution percentage of a highly compensated employee who is eligible to participate in more than one plan of the employer in which matching contributions are made will be determined by treating all the plans of the employer (or an entity that is required to be aggregated with the employer under Sections 414(b), (c), (m) or (o) of the Code) in which the highly compensated employee is eligible as a single plan. If the highly compensated employee participates in two or more plans that have different plan years, all such plans ending with or within the same calendar year will be treated as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under applicable Treasury regulations issued pursuant to Section 401(m) of the Code.

                             (iv) At the discretion of the plan administrator,
                        and in accordance with applicable Treasury regulations, any qualified nonelective contributions (as defined in Section 1.401(k)-1(g)(13)(ii)) of the Treasury regulations and elective contributions made for such plan year may be taken into account in computing the participant's contribution percentage; provided, that the qualified nonelective contributions satisfy the re-quirements of Section 401(a)(4) of the Code both with and without inclusion of such contributions used to satisfy the requirements of this section, and provided further, that the elective contributions satisfy the re-quirements of section 401(k)(3) of the Code both with and without the inclusion of contributions used to satisfy the requirements of this section. Elective contributions and qualified nonelective contributions which are used to satisfy this section cannot be taken into account to satisfy the requirement of section 4.4.

                              (v) Matching contributions treated as elective
                        contributions under section 4.4 shall not be included in the determination of a participant's contribution percentage.

                        (c) EXCESS AGGREGATE CONTRIBUTIONS. In the event that
                excess aggregate contributions (as defined below) are made for any plan year, such excess aggregate contributions (and any income or loss allocable thereto) shall be distributed (or forfeited, if forfeitable), as provided in subsection (d) below, to highly compensated employees on the basis of the dollar amount of contributions made by, or on behalf of, each of such employees. The term "excess aggregate contributions" means for any plan year, the excess of (i) the aggregate amount of matching contributions actually paid to the plan on behalf of highly compensated employees for such plan year, over (ii) the maximum amount of such contributions permitted for such plan year under subsection (a) above (determined by reducing contributions made on behalf of highly compensated employees in order of their contribution percentages beginning with the highest of such percentages). The determination of excess aggregate contributions will be made after first determining the excess deferral amount and the excess contribution amount.

                        (d) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.
                Except as provided below, the plan administrator shall distribute the amount of the excess aggregate contributions (determined in accordance with subsection (c) above), plus the income (or minus the loss) allocable thereto, as soon as practicable following the determination of such excess but in any event by the last day of the plan year following the end of the plan year for which such contributions were made. Under Section 4979 of the Code, a ten-percent tax is imposed on the employer for any such excess aggregate contributions which are distributed after more than 2 1/2 months after the last day of the plan year for which such contributions were made. In the event the participant is not fully vested in the excess aggregate contribution, the non-vested portion of such excess aggregate contribution shall be forfeited by the participant and shall become a remainder, and shall be allocated among the participants who had matching contributions credited on their behalf during the plan year, other than those participants whose matching contributions were distributable (or forfeitable) by reason of subsection (c) above. Such allocation shall be in accordance with the ratio each such participant's matching contributions for the plan year bears to the total amount of matching contributions made by all the participants, other than those participants whose matching contributions were distributable (or forfeitable) by reason of subsection (c) above. A distribution of the excess aggregate contribution may be made without regard to any notice or consent otherwise required by the plan. Excess aggregate contributions, including forfeited matching contributions, are treated as employer contributions for purposes of Sections 404 and 415 of the Code. The income or loss allocable to such excess aggregate contributions shall be determined by multiplying the income or loss allocable to the participant's employee and matching contributions (and amounts, if any, treated as such for purposes of the contribution percentage, but excluding such matching contributions used in the actual deferral percentage test for the plan year) by a fraction. The numerator of the fraction is the excess aggregate contributions for the plan year. The denominator is equal to (i) the total account balance of the participant attributed to matching contributions as of the beginning of the plan year, plus (ii) the matching contributions (and amounts, if any, treated as such for purposes of the contribution percentage, but excluding such matching contributions used in the actual deferral percentage test for the plan year).

                4.6 MULTIPLE USE LIMITATION. Notwithstanding the limitations required by sections 4.4 and 4.6, a participant's elective contributions and matching contributions may be limited under this section in order to prevent "multiple use" under Sections 401(k) and 401(m) of the Code, as set forth below. The multiple use limitation shall apply if the sum of the actual deferral percentage and contribution percentage for the group of highly compensated employees (determined after any corrections required under section 4.4 or 4.6) exceeds the "aggregate limit". The aggregate limit shall be the greater of (i) and (ii) below:
                              (i) the sum of (A) 1.25 times the greater of the
                        actual deferral percentage or the contribution percentage for the preceding plan year for nonhighly compensated employees and (B) two percentage points plus the lesser of the actual deferral percentage or the contribution percentage for the preceding plan year for non-highly compensated employees (which amount shall not exceed twice the lesser of such percentages),

                             (ii) the sum of (A) 1.25 times the lesser of the
                        actual deferral percentage or the contribution percentage for the preceding plan year for nonhighly compensated employees and (B) two percentage points plus the greater of the actual deferral percentage or the contribution percentage for the preceding plan year for non-highly compensated employees (which amount shall not exceed twice the greater of such percentages).

                The application of the multiple use limitation shall be made in accordance with Treasury regulations issued under Section 401(m)(9) of the Code. If the multiple use limitation applies, then the actual deferral percentage or contribution percentage of the highly compensated employees shall be reduced (in the manner described in sections 4.4 or 4.6) until such limit shall be satisfied. Alternatively, the employer may satisfy the multiple use limitation by making qualified nonelective contributions to plan participants in accordance with applicable Treasury regulations.

                4.7 ROLLOVER CONTRIBUTIONS. The plan administrator may, in accordance with Section 402(c) of the Code, permit any employee of an employer to make a qualifying rollover contribution to the plan. A "qualifying rollover contribution" means the contribution to the plan by an employee of a portion or all of an eligible rollover distribution (as defined in Section 402(f)(2)(A) or as referred to in Section 401(a)(31)(c) of the Code). A qualifying rollover contribution to be made by an employee must be made to the trust, in care of the plan administrator, by not later than the sixtieth day following the day upon which the employee received the distribution with respect to which the qualifying rollover contribution is to be made. The plan administrator shall refuse to permit the contribution to the plan of property other than money (and shall require instead that the property be sold and the proceeds contributed). If an employee makes a qualifying rollover contribution on a date other than an accounting date (as defined in section 5.2 below), a segregated account shall be established on such date on his behalf until the next accounting date under the plan to reflect the income, losses, appreciation and depreciation attributable thereto until such accounting date. A participant's qualifying rollover contribution shall be credited to the participant's rollover account (as defined in subsection 5.1(c) below) as of the accounting date coincident with or next following the date the contribution is made.

                4.8 TRANSFERRED BENEFITS. If a covered employee had previously participated in any other qualified pension, profit sharing, stock bonus or other retirement or employee benefit plan and such other plan permits the transfer to this plan of the vested portion of the covered employee's benefits under such other plan, and if so directed by the plan administrator in its discretion, the trustee of the trust fund shall accept a transfer of cash to this plan equal to the vested benefits of such employee under such other plan which are being transferred to this plan. If the date on which such transfer is received by the trustee is not an accounting date, a segregated account shall be established on such date on behalf of the covered employee until the next accounting date under the plan to reflect the income, losses, appreciation and depreciation attributable thereto until such accounting date. The portion of a participant's transferred benefits (as adjusted to reflect the investment experience of a segregated account, if initially credited to a segregated account) attributable to his deductible employee contributions under such other plan shall be credited to his rollover contributions account, the portion of transferred benefits attributable to his nondeductible contributions under such other plan shall be credited to his nondeductible contributions account as of the accounting date coincident with or next following the date the transfer is made.

                4.9 DISTRIBUTION RESTRICTIONS. Notwithstanding any other provision of this plan, any benefits transferred to this plan in accordance with the provisions of section 4.10 from any defined benefit plan or defined contribution plan which is subject to the minimum funding standards of Section 412 of the Code shall be distributed as follows:

                        (a) If the participant is married on his annuity
                starting date, such participant's account balances shall be applied for the purchase of a qualified joint and survivor annuity, unless the participant has elected to waive the qualified joint and survivor annuity form of benefit during the applicable election period or during such other period as the plan administrator in its discretion may permit. The term "qualified joint and survivor annuity" means an annuity payable for the life of a participant with a survivor annuity payable for the life of the participant's spouse which is not less than 50 percent of the amount of the annuity payable during the joint life of the participant and his spouse which may be purchased with the participant's account balances.

                        (b) If the participant dies before his annuity starting
                date and if he has a surviving spouse, a qualified preretirement survivor annuity will be provided to the surviving spouse of such participant unless such spouse consents or elects otherwise. The term "qualified preretirement survivor annuity" means an annuity for the life of the surviving spouse which is purchased with 50 percent of the account balances of the participant as of his date of death. The first such annuity payment to the surviving spouse shall not be later than the month in which the participant would have attained age 55 years. The participant may elect to waive the qualified preretirement survivor annuity during the applicable election period or during such other period as the plan administrator in its discretion may permit. For purposes of this subsection, a participant's "surviving spouse" shall be the spouse of the participant, if any, to whom the participant was married throughout the one year period ending on the date of the participant's death. In the event that a participant's surviving spouse is entitled to a qualified preretirement survivor annuity hereunder, the amount of the participant's account balances which are not applied to the purchase of the qualified preretirement survivor annuity shall be distributed in accordance with Article 6 of the plan. Notwithstanding the foregoing, the participant's surviving spouse may at any time consent to have all of the participant's benefits paid in accordance with his election filed under
                Article 6.

                        (c) The plan administrator shall provide each
                participant within a reasonable period of time before his annuity starting date and, at least once during the three plan years commencing with the plan year in which the participant attains age 32 years, a written explanation of (i) the terms and conditions of the qualified joint and survivor annuity and the qualified preretirement survivor annuity, (ii) the participant's right to make an election to waive each such annuity form of benefit payments and the effect of such election, (iii) the participant's right to revoke an election to waive such annuity forms of benefit payments and the effect of such revocation, and
                (iv) the rights of the participant's spouse under this section.

                        (d) For purposes of subsection (a) above, the
                "applicable election period" means the 90-day period ending on the annuity starting date. For purposes of subsection (b) above, the term "applicable election period" means the period which begins on the first day of the plan year in which the participant attains age 35 years and ends on the date of the participant's death; provided that in the case of a participant who has terminated his employment with the Penton Companies, the applicable election period shall not begin later than the date of his termination of employment.

                        (e) The participant's election to waive the qualified
                joint and survivor annuity or the qualified preretirement survivor annuity shall not take effect unless (i) the spouse of the participant consents in writing to such election, the spouse's consent acknowledges the effect of such election and such consent is witnessed by a plan representative or a notary public, or (ii) it is established to the satisfaction of the plan administrator that a required consent may not be obtained because the participant is not married, because the spouse cannot be located, or because such other circumstances of the Secretary of the Treasury may by regulations prescribe. Any consent by a spouse required under the preceding sentence shall be effective only with respect to such spouse. The participant may revoke any election to waive the qualified form of benefits at any time during the applicable election period or during such other period as the plan administrator may permit. If the participant has filed an election meeting the requirements of this section or if it is determined to the satisfaction of the plan administrator that a participant has no spouse, then the plan administrator shall distribute the participant's account balances under the terms of Article 6 of the plan.

                        (f) For purposes of this section, the term "annuity
                starting date" means the first day of the first period for which an amount is received under this plan as an annuity.

                        (g) If the amount which is to be applied for the
                purchase of an annuity under this section is not in excess of $5,000, then the plan administrator may pay the participant or his surviving spouse such amount in the form of a single sum distribution, in lieu of paying such benefits in the form of an annuity.

                4.10 RESTRICTED PARTICIPATION WITH RESPECT TO ROLLOVER CONTRIBUTIONS AND TRANSFERRED BENEFITS. For purposes of the plan, a participant with respect to whom a qualifying rollover contribution or a transfer of benefits is made in accordance with section 4.10 or 4.11, respectively, shall not be eligible to make salary reduction or participant contributions or have matching employer contributions made on his behalf before becoming a participant for all purposes of the plan in accordance with section 2.1.

                                    ARTICLE 5
                                    ---------

              PLAN ACCOUNTING, INVESTMENT FUNDS AND COMPANY SHARES
              ----------------------------------------------------

                5.1 SEPARATE PARTICIPANT ACCOUNTS. The plan administrator will establish and maintain the following separate accounts with respect to plan participants:
                        (a) An "employer contributions account" will be
                maintained in the name of each participant for whom employer contributions (other than salary reduction contributions) are made which will reflect the employer's contributions (excluding salary reduction contributions) made on his behalf to this plan and the income, losses, appreciation and depreciation attributable thereto.

                        (b) A "salary reduction contributions account" will be
                maintained in the name of each participant who elects to have salary reduction contributions made on his behalf which will reflect the salary reduction contributions made on his behalf to this plan and the income, losses, appreciation and depreciation attributable thereto.

                        (c) A "rollover contributions account" will be
                maintained in the name of each participant who elected to make such contributions prior to the effective date which will reflect his qualifying rollover contributions made to this plan and the portions of his transferred benefits from another plan attributable to his deductible contributions to that plan, if any, and the income, losses, appreciation and depreciation attributable thereto.

The plan administrator also may maintain such other accounts in the names of participants as it considers desirable. Unless the context indicates otherwise, reference in the plan to a participant's accounts or account balances shall refer to all accounts maintained in his name under the plan. The maintenance of separate accounts as provided above shall not require any physical segregation of the trust fund with respect to such accounts. Participants shall at all times have 100 percent vested and nonforfeitable interests in their salary reduction contributions accounts, rollover contributions accounts and employer contributions accounts under the plan.

                5.2 ACCOUNTING DATES. An "accounting date" is each March 31, June 30, September 30, and December 31, the date of the termination or any partial termination of the plan and any other date designated as such by the plan administrator. The three month period (or shorter period in the case of a special accounting date) ending on each accounting date is sometimes referred to herein as an "accounting period."

                5.3 DATE OF CREDITING CONTRIBUTIONS AND REMAINDERS. All employer contributions and participant contributions made for any pay period ending during an accounting period will be considered to have been made in cash and will be credited to the proper participants' accounts on the accounting date which ends that accounting period, regardless of when such contributions are actually paid to the trust fund; provided that if the trustee or an investment manager with respect to an investment fund (as described in section 5.4) maintains participants' accounts and credits contributions received more frequently than quarterly, contributions invested in that investment fund will be considered made and will be credited as provided in accordance with the accounting rules in effect with respect to that investment fund. Each remainder shall be applied, as of the last day of the plan year in which the participant with respect to whom the remainder arose terminated his employment, to reduce the employer contribution otherwise required of the terminated participant's employer for the pay period in which such last day of the plan year occurs (and succeeding pay periods, if necessary) and shall be credited as an employer contribution for such pay period. Notwithstanding anything in this section 5.3 to the contrary, remainders arising as a result of the reduction pursuant to section 4.5 of employer contributions made on behalf of highly compensated employees shall be allocated as of the last day of the plan year with respect to which the remainder arose to the employer contributions accounts of participants whose employer contributions were not reduced under section 4.5.

                5.4 INVESTMENT FUNDS. From time to time the investment committee appointed by the company with respect to the trust fund may cause one or more investment funds (the "investment funds") to be established within the trust fund for the investment of participants' accounts. The continued availability of any investment fund is necessarily conditioned upon the terms and conditions of the applicable investment management agreements and the continued availability of investment funds established cannot be assured on the same terms and conditions as may apply from time to time. It is contemplated that, as of the effective date, there will be established a "Company Stock Fund" which normally shall be invested and reinvested primarily in shares of common stock of the company ("company shares") which qualify as "qualifying employer securities" under Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended. Any investment fund may be partially or entirely invested in any common, commingled or collective trust fund, pooled investment fund or mutual fund which is invested in property of the kind specified for that investment fund.

                5.5 INVESTMENTS IN COMPANY SHARES. Participants may elect to have a portion or all of their accounts invested by the trustee in the Company Stock Fund. For this purpose it is intended that the plan be considered an "eligible individual account plan" which explicitly provides for the acquisition and holding of "qualifying employer securities" (as those terms are defined in Sections 407(d)(3) and 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended) and that the trustee may invest up to 100 percent of the trust fund held by it in company shares, to the extent elected by participants and to the extent that such company shares are available at a price and on terms which the trustee considers in the best interests of participants. Company shares may be acquired by the trustee through purchases on the open market, private purchases, purchases from the employers (including purchases from the company of treasury shares or authorized by unissued shares), or otherwise. Except as respects company shares purchased on the open market, no purchase of company shares shall be made at a price in excess of the closing price on the New York Stock Exchange for company shares on the business day on which company shares were last traded next preceding the date of purchase.

                5.6 INVESTMENT ELECTIONS. As of any date, each participant may elect, by giving notice to the plan administrator (or plan record keeper, to the extent so permitted by the plan administrator) in advance, in accordance with uniform rules established by the plan administrator and, if so required by the plan administrator (or plan record keeper, as applicable), (i) to have his account balances as of that date (after all adjustments as of that date have been made) invested in accordance with his election entirely in one of the investment funds or partially in each of two or more of the investment funds or
(ii) to have future employee and employer contributions made by him or on his behalf (prior to any subsequent election he may make) invested in accordance with his election entirely in one of the investment funds or partially in each of two or more of the investment funds. During any period for which a participant has not made either or both of the above elections, he will be considered to have elected to have his account balances or his future contributions, or both, as the case may be, invested in one or more of the investment funds as designated by the investment committee in a uniform and consistent manner. The plan administrator shall from time to time notify each trustee or insurance company with custody of an investment fund of the aggregate amounts to be invested in each investment fund in accordance with participants' elections.

                5.7 CHARGING PAYMENTS AND DISTRIBUTIONS. All payments, withdrawals or other distributions or loans made to or on behalf of a participant or his beneficiary will be charged to the participant's accounts when made and (unless otherwise directed by the participant or beneficiary) will be charged to the investment funds in which the participant's accounts are invested in such manner or pursuant to such procedures as shall be prescribed by the committee.

                5.8 QUARTERLY ADJUSTMENT OF PARTICIPANTS' ACCOUNTS. As of each accounting date, the plan administrator shall adjust the account balances of plan participants to reflect payments and withdrawals of benefits, adjustments in the values of the investment funds and employers' and participants' contributions, as follows:

                        (a) First, all payments, withdrawals and transfers of
                benefits made since the last preceding accounting date that have not been charged previously shall be charged to the proper accounts;

                        (b) Next, the accounts of each participant shall be
                credited with his pro rata share of any increase, or charged with his pro rata share of any decrease, since the next preceding accounting date in the value of the adjusted net worth (as defined below) of each investment fund in the trust fund in which he has an interest as of that date (after taking into account any charges in accordance with subsection (a) next above); provided that if contributions invested in any particular investment fund are credited more frequently than quarterly, each participant's accounts will be credited with increases or decreases in the adjusted net worth of that investment fund in accordance with the accounting rules in effect with respect to that investment fund;

                        (c) Next, the employers' contributions (excluding salary
                reduction contributions) and remainders, if any, that are to be credited as of that date shall be credited to the proper participants' employer contributions accounts; and

                        (d) Next, the employers' salary reduction contributions
                shall be credited to the proper participants' salary reduction contributions accounts.

The "adjusted net worth" of an investment fund as of any date means the then net worth of the investment fund as determined by the trustee or insurance company with custody of that investment fund in accordance with the provisions of the applicable agreement with the trustee or insurance company (with unallocated company shares in the Company Stock Fund being valued as provided in section
5.10 and with previously allocated company shares and company shares resulting from stock dividends on or split ups of such previously allocated company shares being disregarded), less an amount equal to the sum of any employers' contributions and participants' contributions (including rollover contributions and transferred benefits) held in that fund but not yet credited to the accounts of participants.

                5.9 STATEMENT OF ACCOUNTS. As soon as practicable after the last day of each plan year, and at such other times as the plan administrator considers desirable, each participant will be furnished with a statement reflecting the condition of his accounts as of that date. No participant, except a member of the plan administrative committee, shall have the right to inspect the records reflecting the accounts of any other participant.

                5.10 ALLOCATION OF COMPANY SHARES. As of each accounting date, all unallocated company shares then held under the Company Stock Fund shall be considered as purchased for the accounts of participants who have elected to invest in the Company Stock Fund to the extent their respective accounts can be charged therefor on the basis of the average purchase price paid for such shares, and such company shares shall be so allocated to participants' accounts and their accounts charged therefor. For purposes of allocating company shares and charging accounts therefor, the average purchase price of company shares to be charged to participants' accounts shall be determined by dividing the total purchase price paid for all company shares purchased by the trustee since the preceding accounting date by the total number of unallocated company shares (excluding company shares resulting from stock dividends on or split ups of allocated company shares). In applying the provisions of the next preceding sentence, any unallocated company shares which have been contributed by the employers as a part of the employers' contribution shall be deemed to have been purchased by the trustee for an amount equal to the fair market value of such shares when they were contributed and any unallocated company shares to be allocated as of an accounting date shall include company shares resulting from trades which have been executed but not settled by that accounting date.

                5.11 ADDITIONAL ACCOUNTING RULES. The following additional accounting rules apply to participants who have elected to invest in the Company Stock Fund and have had company shares credited to their accounts:

                        (a) As of each accounting date, uncredited cash
                dividends attributable to company shares previously allocated to a participant's accounts shall be credited to his accounts.

                        (b) As of each accounting date, uncredited whole and
                fractional company shares resulting from stock dividends or split ups attributable to company shares previously allocated to a participant's accounts shall be credited to such accounts.

                        (c) If rights or warrants are issued with respect to any
                company shares held by the trustee, such rights or warrants shall be sold by the trustee and the proceeds thereof shall be appropriately reflected in participants' accounts in accordance with rules established by the committee and uniformly applied.

                5.12 VOTING OF COMPANY SHARES. The trustee shall furnish to each participant who has company shares credited to his accounts notice of the date and purpose of each meeting of the stockholders of the company at which such company shares are entitled to be voted. The trustee shall request from each such participant instructions as to the voting at that meeting of company shares credited to his accounts. If the participant furnishes such instructions to the trustee within the time specified in the notification given to him, the trustee shall vote such company shares in accordance with the participant's instructions. All company shares credited to accounts as to which the trustee does not receive voting instructions as specified above, and all unallocated company shares held by the trustee, shall be voted by the trustee proportionately in the same manner as it votes company shares to which the trustee had received voting instructions as specified above. Similarly, the trustee shall furnish to each participant who has company shares credited to his accounts notice of any tender offer for, or a request or invitation for tenders of, company shares made to the trustee. The trustee shall request from each such participant instructions as to the tendering of company shares credited to his accounts and for this purpose the trustee shall provide participants with a reasonable period of time in which they may consider any such tender offer for or request or invitation for tenders of, company shares made to the trustee. The trustee shall tender the company shares as to which the trustee has received instructions to tender from participants within the time specified by the trustee. Company shares credited to accounts as to which the trustee has not received instructions from participants shall not be tendered. As to all unallocated company shares held by the trustee, the trustee shall tender the same proportion thereof as the company shares as to which the trustee has received instructions from participants to tender bear to all company shares with respect to which the trustee has received instructions from participants to tender and not to tender. In carrying out its responsibilities hereunder the trustee may rely on information furnished to it by the committee, including the names and current addresses of participants, the number of company shares credited to their accounts, and the number of shares held by the trustee that have not yet been allocated.

                                    ARTICLE 6
                                    ---------

                           PAYMENT OF ACCOUNT BALANCES
                           ---------------------------

                6.1 BENEFIT PAYMENT. Upon the termination of a participant's employment with the Penton Companies or upon the death of a participant, he shall have a 100% vested and nonforfeitable interest in the balances of all of his accounts, including his employer contributions account, and the balances in all of his accounts, as of the accounting date coincident with or next following the date of his termination of employment or death (after all adjustments required under the plan as of that date have been made, but subject to any further adjustments required under the plan prior to the complete distribution of his accounts), along with any contributions made with respect to him previously but not credited to his accounts, shall be distributable to him, or in the event of his death to his beneficiary in accordance with this Section
6.1. A participant's account balances shall be paid to or for the benefit of the participant or his beneficiary following his termination of employment or death by (i) payment in a lump sum; (ii) payment in a series of substantially equal monthly, quarterly or annual installments over a period of time not exceeding the lesser of (A) 30 years, or (B) the life expectancy of the participant or, if the participant has designated a beneficiary who is an individual, the joint life and last survivor expectancy of the participant and his designated beneficiary (as determined by the plan administrator in accordance with the actuarial tables adopted by it for this purpose), or (iii) a combination of such lump sum and installment payments. Payments may be made in cash or in property held in the participant's account at the time of distribution, or partly in each provided that the property is distributed at its fair market value as of the date of distribution as determined by the trustee, and provided, to the extent permitted by applicable law, that property may be distributed only if it is capable of distribution in kind, and otherwise shall be converted into and paid in cash.

Notwithstanding the foregoing, if distribution of a participant's accounts has not commenced prior to his death, the participant's accounts shall be distributed within five years of the date of his death or as follows:

                        (a) If the participant's accounts are payable to or for
                the benefit of a designated beneficiary who is an individual and such accounts are distributed over a period beginning not later than one year after the participant's death (or such later date as the Secretary of the Treasury may by regulations prescribe), then such accounts may be distributed to such designated beneficiary over a period not exceeding the lesser of 30 years or the beneficiary's life expectancy.

                        (b) If the participant's designated beneficiary is his
                surviving spouse, distribution of the participant's accounts to such surviving spouse need not begin until the date the participant would have attained age 70-1/2 years. If the surviving spouse dies before distributions to such spouse begin, distribution of the participant's accounts pursuant to this section 6.1 shall be made as if the surviving spouse were the employee.

                6.2 SELECTION OF TIME AND MANNER OF BENEFIT PAYMENT. A participant may elect the method of distribution of his benefits and, if he so desires, may direct how his benefits are to be paid to his beneficiaries. The plan administrator shall select the method of distributing a participant's benefits to him or his beneficiary if a participant has not filed a direction with the plan administrator. Unless the participant or the plan administrator elects to defer payment, payment of a participant's benefits normally will be made, or installment payments normally will commence, within a reasonable period of time after a participant's termination of employment, but not later than 60 days after the end of the plan year in which occurs the later of the participant's termination of employment or his attainment of age 65 years; provided that payment of his account balances must commence no later than April 1 of the calendar year following the calendar year in which he attains 70-1/2 years. In addition, notwithstanding anything in this Article 6 to the contrary, no amount attributable to the employers' contributions made on behalf of a participant while such participant was a five percent owner shall be distributed to such participant before he attains age 59-1/2 years unless such distribution is a result of the participant's disability within the meaning of Section 72(m)(7) of the Code. The participant and, if the participant is married at his benefit commencement date, the participant's spouse must consent in writing to the distribution of any part of the participant's benefits under the plan if (i) the lump sum actuarially equivalent value of the participant's benefits is greater than $5,000 and (ii) distribution is to commence before the participant attains (or would have attained) age 65 years. No consent is required before the commencement of the distribution of benefits if (i) the lump sum actuarially equivalent value of the participant's benefits is not greater than $5,000, or
(ii) distribution commences after the participant attains (or would have attained) age 65 years. Written consent of the participant and the participant's spouse to the distribution must be filed with the plan administrator not more than 90 days before the benefit commencement date.

                6.3 DESIGNATED BENEFICIARIES. A participant may from time to time designate a beneficiary or beneficiaries to whom the participant's benefits will be distributed in the event of the participant's death prior to complete payment of his benefits under the plan. A participant may designate contingent or successive beneficiaries and may name individuals, legal persons or entities, trusts, estates, trustees or other legal representatives as beneficiaries. Notwithstanding the foregoing or any beneficiary designation filed by a participant, if a participant is married at the date of his death, the participant's surviving spouse will be his designated beneficiary for all purposes of the plan unless the surviving spouse consents in writing to the participant's designation of another beneficiary. Beneficiary designations must be completed and filed with the plan administrator during the participant's lifetime. A beneficiary designation properly completed and filed will cancel all such designations filed earlier. The consent of a surviving spouse to the participant's designation of another beneficiary must be in writing, must acknowledge the effect of such designation, and must be witnessed by a plan representative or a notary public.

                6.4 PAYMENTS TO SUBSTITUTE BENEFICIARIES. If a participant fails to designate a beneficiary before his death or if the beneficiary designated by a participant dies before the date of the participant's death or before complete payment of the participant's benefits, the plan administrator in its discretion may direct the trustee to pay the participant's benefits to either one or more of the participant's relatives by blood, adoption or marriage, in such proportions as the plan administrator determines, or to the legal representative or representatives of the estate of the last to die of the participant and his desig nated beneficiary. Each participant and other person entitled to benefits under the plan must from time to time file with the plan administrator in writing his current post office address. Neither the employers nor the plan administrator is required to search for or locate any participant or other person entitled to benefits under the plan. If the plan administrator notifies a person entitled to benefits under the plan that he is entitled to a payment at his last post office address filed with the plan administrator and the participant or other person entitled to benefits fails to claim his benefits or make his whereabouts known to the plan administrator within three years after the notification, his benefits will be disposed of, to the extent permitted by federal law, as follows:

                        (a) If the whereabouts of the participant then is
                unknown to the plan administrator, but the whereabouts of the participant's designated beneficiary then is known to the plan administrator, payment may be made to such designated beneficiary.

                        (b) If the whereabouts of the participant and his
                designated beneficiaries then is unknown to the plan administrator, but the whereabouts of one or more relatives by blood, adoption or marriage of the participant is known to the plan administrator, payment may be made to any one or more of such relatives and in such proportions as the plan administrator determines.

                6.5 PAYMENT WITH RESPECT TO INCAPACITATED PARTICIPANTS OR BENEFICIARIES. If any person entitled to benefits under the plan is under a legal disability or, in the plan administrator's opinion, is incapacitated in any way so as to be unable to manage his financial affairs, the plan administrator may direct the payment of such benefits to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the plan administrator may direct the application of such benefits for the benefit of such person in any manner which the plan administrator may select that is permitted by federal law and is consistent with the plan. Any payments made in accordance with the foregoing provisions of this section shall be a full and complete discharge of any liability for such payments.

                6.6 DIRECT ROLLOVER OF DISTRIBUTIONS. (a) Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                (b) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                (c) An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                (d) A "distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                (e) A "direct rollover" is a payment by the plan to the eligible retirement plan specified by the distributee."

                                    ARTICLE 7
                                    ---------

                    WITHDRAWALS AND LOANS DURING EMPLOYMENT,
                    ----------------------------------------
                          VOLUNTARY INSURANCE COVERAGE
                          ----------------------------

                7.1 WITHDRAWAL OF PARTICIPANT CONTRIBUTIONS. A participant may withdraw not more than his total unwithdrawn contributions which have been credited to his nondeductible contributions account (but not in excess of the then balance in such account) by filing a written request with the plan administrator at least 30 days in advance.

                7.2 AGE 59-1/2 AND HARDSHIP WITHDRAWALS. A participant who has attained age 59-1/2 years or who is experiencing a financial hardship may request a withdrawal of all or any portion of his accounts except his employer contributions account (and except earnings attributable after January 1, 1989 to his salary reduction contributions) by filing a written request with the plan administrator at least 30 days in advance. The plan administrator will have discretion to grant or deny any such requests for hardship withdrawals, subject to the following:

                        (a) Each request for financial hardship must describe
                the hardship for which the withdrawal is requested.

                        (b) A withdrawal shall be considered on account of
                financial hardship if it is necessary in light of the participant's immediate and heavy financial need as described in
                (i) below and it is necessary to satisfy such financial need, as described in (ii) below.

                                (i) A withdrawal will be on account of immediate
                        and heavy financial need only if it is on account of (A) medical expenses incurred by the participant or the participant's spouse or dependents; (B) the purchase (excluding mortgage payments) or major improvement of a principal residence for the participant; (C) payment of tuition of post-secondary education for the participant or the participant's spouse, children or dependents; (D) the need to prevent the eviction of the participant from the participant's principal residence or the foreclosure on the mortgage of the participant's principal residence; or (E) such other purpose deemed by the Commissioner of the Internal Revenue Service to constitute immediate and heavy financial need.

                                (ii) A withdrawal will be necessary to satisfy
                        the financial need described in (i) above only if (A) the withdrawal does not exceed the amount necessary to meet such financial needs; and (B) the participant has obtained all distributions, other than hardship withdrawals, currently available under all plans maintained by the employers.

                7.3 LOANS TO PARTICIPANTS. While it is the primary purpose of the plan to provide funds for participants when they leave the Penton Companies, it is recognized under some circumstances it would be in the best interests of participants to permit loans to be made to them. Accordingly, the plan administrator may direct that a loan be made to a participant, subject to the provisions of Supplement A to the plan.

                7.4 NO REPRESENTATION REGARDING TAX EFFECT OF WITHDRAWALS OR LOANS. Neither the employers, the plan administrator, the trustee nor any other person shall be construed as representing the tax effects of any withdrawals or loans in accordance with this Article. It shall be the responsibility of participants requesting withdrawals or loans to consider the tax effects of such withdrawals or loans requested by such participant.

                                    ARTICLE 8
                                    ---------

                              MAXIMUM CONTRIBUTIONS
                              ---------------------

                8.1 CONTRIBUTION LIMITATIONS. Section 415 of the Code imposes certain limitations on the amount of contributions that may be allocated to a participant under a defined contribution plan (as defined in Section 414(i) of the Code) maintained by his employer. If a participant in a defined contribution plan maintained by his employer also is a participant in a defined benefit plan (as defined in Section 414(j) of the Code) maintained by his employer, Section 415 of the Code imposes certain combined limitations as to the aggregate amount of contributions and benefits that may be provided for the participant under both types of plans. This plan is a defined contribution plan and, therefore, each participant in the plan shall be subject to the maximum contribution and benefit limitations set forth in section 8.2 or section 8.3, whichever applies, irrespective of any other provisions of the plan. For purposes of Section 415 of the Code and this Article 9, the "limitation year" with respect to this plan is the plan year, and a participant's "total compensation" means, with respect to any plan year, the total compensation paid to the participant during that year for services rendered to the Penton Companies as an employee that is subject to withholding for federal income tax purposes (before taking into account any withholding exemptions), plus the amount of any salary reduction contributions made pursuant to this plan or any other plan that satisfies the requirements of
Section 401(k) or 125 of the Code, but excluding any noncash compensation and any compensation deferred beyond the participant's termination of employment. In applying the limitations set forth in sections 8.2 and 8.3, reference to the plan shall mean the plan and all other defined contribution plans (whether or not terminated) maintained by the Penton Companies ("related defined contribution plans") and reference to a defined benefit plan main tained by the Penton Companies shall mean that plan and all other defined benefit plans (whether or not terminated) ("related defined benefit plans") maintained by the Penton Companies.

                8.2 PARTICIPANT COVERED BY DEFINED CONTRIBUTION PLAN ONLY. If a participant in the plan is not covered by a defined benefit plan maintained by the Penton Companies, the annual addition (as defined below) which is allocated to his accounts under this plan and under any related defined contribution plans maintained by the Penton Companies shall not exceed the lesser of $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation set forth in
Section 415(b)(1) of the Code, as adjusted pursuant to Section 415(d) thereof for such year), (the "defined contribution dollar limitation") or 25 percent of the participant's total compensation for such limitation year. In applying the preceding limitation, the annual addition to a participant's accounts under any such related defined contribution plan will be limited before the annual addition to his account under this plan is limited. Any excess contributions resulting from the allocation of forfeitures, a reasonable error in estimating a participant's annual earnings or such other limited facts and circumstances as the Commissioner of the Internal Revenue Service may prescribe and not allocable to a participant's accounts under the plan by reason of the limitations on additions under Section 415 of the Code shall be disposed of as follows:

                        (a) Any nondeductible voluntary contributions to the
                extent they would reduce the excess amount shall be returned to the participant;

                        (b) If after the application of subsection (a) above an
                excess amount still exists, any elective contributions described in subsection 3.1(b) elected by a participant in accordance with section 3.1 which cannot be credited to a participant's accounts because of the limitations of this section 8.2 or section 8.3 shall be returned to the participant along with earnings accrued thereon;

                        (c) If after the application of subsections (a) and (b)
                above an excess amount still exists, and if the participant is covered by the plan at the end of the limitation year, the excess amount shall be used to reduce employer contributions for such participant in the next limitation year, and each succeeding year if necessary; and

                        (d) If after the application of subsections (a) and (b)
                above an excess amount still exists and the participant is not covered by the plan at the end of the limitation year, the excess amount shall be held unallocated in a suspense account and the suspense account shall be applied to reduce future employer contributions for all remaining participants in the next limitation year, and each succeeding limitation year if necessary.

                A participant's "annual addition" for any plan year means the sum for that year of the following:

                              (i) EMPLOYER CONTRIBUTIONS. Employer contributions
                (including elective contributions) credited to the participant's accounts under this plan and under any related defined contribution plans;

                             (ii) FORFEITURES. Forfeitures credited to the
                participant's accounts under this plan or under any related defined contribution plans;

                            (iii) PARTICIPANT VOLUNTARY CONTRIBUTIONS. The
                amount of the participant's voluntary contributions to any related defined contribution or defined benefit plan (determined without regard to rollover contributions, if any); and

                             (iv) CERTAIN MEDICAL EXPENSES FOR KEY EMPLOYEES.
                The amounts attributable to medical benefits allocated to an account of a key employee, as described in Section 419A(d) of the Code.

                8.3 PARTICIPANT COVERED BY DEFINED CONTRIBUTION PLAN AND DEFINED BENEFIT PLAN. Prior to January 1, 2000, if a participant in the plan also is a participant in a defined benefit plan maintained by the Penton Companies, the contributions made on behalf of the participant and the benefits payable to the participant shall be determined in a manner consistent with Section 415 of the Code, as follows:
                        (a) DEFINED CONTRIBUTION FRACTION. A fraction shall be
                determined, the numerator of which shall be the participant's annual additions under all related defined contribution plans for each limitation year (determined in accordance with the plan provisions as in effect for such year), and the denominator of which shall be the aggregate of the "defined contribution limitation amounts" in effect for each year of the participant's employment by the Penton Companies. The "defined contribution limitation amount" for any limitation year shall be the lesser of (i) 1.25 multiplied by the dollar limitation in effect under
                Section 415(c)(1)(A) of the Code for such year, provided that in any year in which the plan would be a top-heavy plan if 90 percent were substituted for 60 percent in section 13.2, 1.0 shall be substituted for 1.25, or (ii) 1.4 multiplied by 25 percent of the participant's total compensation for such year. The "defined contribution limitation amount", for any year shall be the lesser of (i) 1.25 multiplied by the dollar limitation in effect under Section 415(c)(l)(A) of the Code for such year, provided that in any year in which the plan would be a top-heavy plan if 90 percent were substituted for 60 percent in section 13.2, 1.0 shall be substituted for 1.25, or (ii) 1.4 multiplied by 25 percent of the participant's total compensation for such year. The numerator of this fraction shall be adjusted in accordance with applicable regulations to preserve the participant's benefits accrued as of the close of the last limitation year beginning before December 31, 1986.

                        (b) DEFINED BENEFIT FRACTION. A fraction shall also be
                determined, the numerator of which shall be the benefits accrued or payable to or for such participant under the related defined benefit plans as of the end of the limitation year, and the denominator of which shall be the "defined benefit limitation amount" in effect for that year. The "defined benefit limitation amount" for any limitation year shall be the lesser of (i) 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, provided that in any year in which the plan would be a top-heavy plan if 90 percent were substituted for 60 percent in section 13.2, 1.0 shall be substituted for 1.25, or (ii) 1.4 multiplied by 100 percent of the participant's average annual total compensation for the three consecutive plan years during which the participant actively participated in such a plan and in which the participant's aggregate total compensation was the greatest; provided that such amount shall be appropriately adjusted if necessary as provided in Section 415(b) of the Code.

                        (c) COMBINED LIMITATION. The contributions under this
                plan and under any related defined contribution plans and the benefits under all related defined benefit plans will be adjusted to the extent necessary (by first adjusting the benefits and contributions under such other plans) so that the sum of the fractions determined with respect to any participant in accordance with subsections (a) and (b) above will not exceed
                1.0 (or such other applicable maximum amount permitted by law).

                                    ARTICLE 9
                                    ---------

                               GENERAL PROVISIONS
                               ------------------

                9.1 EXAMINATION OF PLAN DOCUMENTS. Copies of the plan and any amendments thereto will be on file at the principal office of each employer where they may be examined by any participant or any other person entitled to benefits under the plan.

                9.2 NOTICES. Any notice or document relating to the plan required to be given to or filed with the plan administrator or any employer shall be considered as given or filed if delivered or mailed by registered or certified mail, postage prepaid, to the plan administrator, in care of the company, at 1100 Superior Avenue, Cleveland, Ohio 44114.

                9.3 NONALIENATION OF PLAN BENEFITS. The rights or interests of any participant or any participant's beneficiaries to any benefits or future payments under the plan shall not be subject to attachment or garnishment or other legal process by any creditor of any such participant or beneficiary, nor shall any such participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or rights which he may expect to receive (contingently or otherwise) under the plan, except as may be required by the tax withholding provisions of the Code or of a state's income tax act or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code); provided that all such amounts are only payable under the plan in the form of an immediate single sum payment.

                9.4 NO EMPLOYMENT OR BENEFIT GUARANTY. None of the establishment of the plan, any modification thereof, the creation of any fund or account, or the payment of any benefits shall be construed as giving to any participant or other person any legal or equitable right against the employers, the plan administrator or any trustee except as provided herein. Under no circumstances shall the maintenance of this plan constitute a contract of employment or shall the terms of employment of any participant be modified or in any way affected hereby. Accordingly, participation in the plan will not give any participant a right to be retained in the employ of any employer. Neither the plan administrator nor any employer in any way guarantees any assets of the plan from loss or depreciation or any payment to any person. The liability of the plan administrator or any employer as to any payment or distribution of benefits under the plan is limited to the available assets of the trust fund.

                9.5 LITIGATION. In any action or proceeding regarding any plan assets, any plan benefits or the administration of the plan, employees or former employees of the employers, their beneficiaries and any other persons claiming to have an interest in the plan shall not be necessary parties and shall not be entitled to any notice of process. Any final judgment which is not appealed or appealable and which may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and on all persons having or claiming to have any interest in the plan. To the extent permitted by law, if a legal action is begun against the plan administrator, an employer, or any trustee by or on behalf of any person and such action results adversely to such person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the cost of the employers, the plan administrator, or the trustee of defending the action will be charged to the sums, if any, which were involved in the action or were payable to the participant or the other person concerned. Acceptance of participation in the plan shall constitute a release of the Penton Companies, the plan administrator, any trustee and their agents from any and all liability and obligation not involving willful misconduct or gross neglect to the extent permitted by applicable law. Notwithstanding any other provisions of the plan, if the plan administrator is required by a final court order to distribute the benefits of a participant other than in a manner required under the plan, then the plan administrator shall cause the participant's benefits to be distributed in a manner consistent with such final court order. However, the plan administrator shall not be required to comply with the requirements of a final court order in an action in which the plan administrator, a trustee, the plan or the trust was not a party, except to the extent such a final court order is a qualified domestic relations order requiring an immediate single sum payment.

                9.6 EVIDENCE. Evidence required of anyone under the plan shall be signed, made or presented by the proper party or parties and may be by certificate, affidavit, document or other information which the person acting thereon considers pertinent and reliable.

                9.7 GENDER AND NUMBER. Words denoting the masculine gender shall include the feminine and neuter genders, the singular shall include the plural and the plural shall include the singular wherever required by the context.

                9.8 WAIVER OF NOTICE. Any notice required under the plan may be waived by the person entitled to notice.

                9.9 APPLICABLE LAW. The plan shall be construed in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended, and other applicable federal laws and, to the extent not inconsistent with such laws, with the laws of the state of Illinois.

                9.10 SEVERABILITY. If any provisions of the plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the plan, and the plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the plan.

                9.11 FIDUCIARY RESPONSIBILITIES. It is specifically intended that all provisions of the plan shall be applied so that all fiduciaries with respect to the plan shall be required to meet the prudence and other requirements and responsibilities of applicable law to the extent such requirements of responsibilities apply to them. No provisions of the plan are intended to relieve a fiduciary from any responsibility, obligation, duty or liability imposed by applicable law. In general, a fiduciary shall discharge his duties with respect to the plan solely in the interests of participants and other persons entitled to benefits under the plan and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

                9.12 FUNDING OF PLAN BENEFITS. A "trust fund" will be maintained in order to implement and carry out the provisions of the plan. The trust fund from time to time shall consist of one or more funds established through one or more trust agreements or through a combination of insurance contracts and trust agreements, as determined by the company. Such funds shall be maintained for the purpose of receiving and holding contributions to the plan and the interest and other income thereon and paying benefits provided under the plan. The company shall determine the form and terms of each insurance contract and trust agreement and from time to time may direct the transfer of amounts held in any such fund to any such other fund in accordance with the provisions of the applicable trust agreements or insurance contracts. Subject to applicable law, benefits provided through any insurance contract will be paid in accordance with its terms and conditions.

                9.13 SUPPLEMENTS. From time to time supplements may by amendment be attached to and form a part of this plan. Such supplements may modify or supplement the provisions of the plan as they apply to particular groups of employees or groups of participants, shall specify the persons affected by such supplements and shall supersede the other provisions of the plan to the extent necessary to eliminate inconsistencies between the plan provisions and the provisions of such supplements.

                                   ARTICLE 10
                                   ----------

                         RELATING TO PLAN ADMINISTRATION
                         -------------------------------

                10.1 PLAN ADMINISTRATOR'S DUTIES. As provided in section 1.2, a committee appointed by the company is responsible for the administration of the plan. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the plan administrator elsewhere in the plan, the plan administrator shall have the following powers, rights and duties:

                        (a) To construe and interpret the plan, to decide all
                questions of plan eligibility, to make findings of fact, to determine the amount, manner and time of payment of any benefits under the plan, and to remedy ambiguities, inconsistencies or omissions.

                        (b) To adopt such rules of procedure as may be necessary
                for the efficient administration of the plan and as are consistent with its terms and such rules.

                        (c) To make determination as to the right of any person
                to a benefit, to afford any person dissatisfied with such determination the right to a hearing thereon, and to direct payments or distributions from the trust fund in accordance with the provision of the plan.

                        (d) To furnish the employers with such information as
                may be required by them for tax or other purposes in connection with the plan.

                        (e) To enroll participants in the plan, distribute and
                receive plan administration forms and comply with all applicable governmental reporting and disclosure requirements.

                        (f) To employ agents, attorneys, accountants, actuaries
                or other persons (who also may be employed by the employers, the trustee, or any investment manager or managers) and to allocate or delegate to them such powers, rights and duties as the plan administrator considers necessary or advisable to properly carry out the administration of the plan, provided that any such allocation or delegation and the acceptance thereof must be in writing.

                        (g) To administer loans under the plan.

                        (h) To amend Supplement A to the plan.

                10.2 ACTION BY PLAN ADMINISTRATOR. During a period in which two or more plan administrative committee members are acting, any action by the plan administrator will be subject to the following provisions:

                        (a) The committee may act by meeting or by document
                signed without meeting, and documents may be signed through the use of a single document or concurrent documents.

                        (b) A committee member by writing may delegate part or
                all of his rights, powers, duties and discretions to any other committee member, with such other committee member's consent.

                        (c) The committee shall act by a majority decision,
                which action shall be as effective as if such action had been taken by all members of the committee; provided that by majority action one or more committee members or other persons may be authorized to act with respect to particular matters on behalf of all committee members.

                        (d) If there is an equal division among the committee
                members with respect to any questions, a disinterested party may be selected by a majority vote to decide the matter. Any decision by such disinterested party will be binding.

                        (e) The certificate of the secretary of the committee or
                the majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor or any person relying on such certificate.

                        (f) Except as required by law no member of the committee
                shall be liable or responsible for an act or omission of other committee members in which the former has not concurred.

                10.3 INFORMATION REQUIRED FOR PLAN ADMINISTRATION. The employers shall furnish the plan administrator with such data and information as it considers necessary or desirable to perform its duties with respect to plan administration. The records of an employer as to an employee's or participant's period or periods of employment, termination of employment and reason therefor, leaves of absence, reemployment and compensation will be conclusive on all persons unless determined to the plan administrator's satisfaction to be incorrect. Participants and other persons entitled to benefits under the plan also shall furnish the plan administrator with such evidence, data or information as the plan administrator considers necessary or desirable for the plan administrator to perform its duties with respect to plan administration.

                10.4 DECISION OF PLAN ADMINISTRATOR FINAL. Subject to applicable law and the provisions of section 10.5, any interpretation of the provisions of the plan and any decision on any matter within the discretion of the plan administrator made by the plan administrator in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the plan administrator shall make such adjustment on account thereof as the plan administrator considers equitable and practicable.

                10.5 REVIEW OF BENEFIT DETERMINATIONS. If a claim for benefits made by a participant or his beneficiary is denied, the plan administrator shall within 90 days (or 180 days if special circumstances require an extension of time) after the claim is made furnish the person making the claim with a written notice specifying the reasons for the denial. Such notice shall also refer to the pertinent plan provisions on which the denial is based, describe any additional material or information necessary for properly completing the claim and explain why such material or information is necessary, and explain the plan's claim review procedures. If requested in writing, the plan administrator shall afford each claimant whose claim has been denied a full and fair review of the plan administrator's decision and, within 60 days (120 days if special circumstances require additional time) of the request for reconsideration of the denied claim, the plan administrator shall notify the claimant in writing of the plan administrator's final decision.

                10.6 UNIFORM RULES. The plan administrator shall perform its duties with respect to plan administration on a reasonable and nondiscriminatory basis and shall apply uniform rules to all participants similarly situated.

                10.7 PLAN ADMINISTRATOR'S EXPENSES. All costs, charges and expenses reasonably incurred by the plan administrator will be paid by the employers in such proportions as the company shall direct; provided that no compensation will be paid to a committee member as such.

                10.8 INTERESTED PLAN ADMINISTRATOR. If a member of the plan administrative committee is also a participant in the plan, he may not decide or determine any matter or questions concerning his benefits unless such decision or determination could be made by him under the plan if he were not a committee member.

                10.9 RESIGNATION OR REMOVAL OF PLAN ADMINISTRATIVE COMMITTEE MEMBERS. A member of the committee may be removed by the company at any time by 10 days' prior notice to him and the other members of the committee. A member of the committee may resign at any time by giving 10 days' prior written notice to the company and the other members of the committee. The company may fill any vacancy in the membership of the committee; provided, however, that if a vacancy reduces the membership of the committee to less than three, such vacancy shall be filled as soon as practicable. The company shall give prompt written notice thereof to the other members of the committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the plan administrator.

                10.10 INDEMNIFICATION. To the extent permitted by law, no person (including the employers, a trustee, any present or former plan administrative committee member, and any present or former director, officer or employee of any employer) shall be personally liable for any act done or omitted to be done in good faith in the administration of the plan or the investment of the trust fund. To the extent permitted by law, each present or former director, officer or employee of any employer to whom the plan administrator or an employer has delegated any portion of its responsibilities under the plan and each present or former plan administrative committee member shall be indemnified and saved harmless by the employers (to the extent not indemnified or saved harmless under any liability insurance or other indemnification arrangement with respect to the plan) from and against any and all claims of liability to which they are subjected by reason of any act done or omitted to be done in good faith in connection with the administration of the plan or the investment of the trust fund, including all expenses reasonably incurred in their defense if the employers fail to provide such defense.

                                   ARTICLE 11
                                   ----------

                            RELATING TO THE EMPLOYERS
                            -------------------------

                11.1 ACTION BY EMPLOYERS. Any action required or permitted of an employer under the plan shall be by resolution of its Board of Directors or by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

                11.2 ADDITIONAL EMPLOYERS, THE PENTON COMPANIES. Pursuant to the terms of the plan as heretofore in effect, certain subsidiaries of Penton have adopted the plan and become employers hereunder, to wit: (i) Donohue Meehan Publishing Company and (ii) Curtin & Pease/Peneco, Inc. Subject to any applicable collective bargaining agreement, any subsidiary or other related company that is not an employer may hereafter adopt the plan and become an employer hereunder by filing with the trustee and the plan administrator a certified copy of a resolution of the Board of Directors of the subsidiary or other related company providing for its adoption of the plan and a certified copy of a resolution of the Board of Directors of the company consenting to such adoption. For this purpose, a "subsidiary" means any corporation 50 percent or more of the voting stock of which is directly or indirectly owned by the company and a "related company" means any corporation which directly or indirectly owns 50 percent or more of the voting stock of the company and any corporation (other than the company and its subsidiaries) 50 percent or more of the voting stock of which is directly or indirectly owned by any corporation which directly or indirectly owns 50 percent or more of the voting stock of the company. The term "Penton Companies" includes the employers and all subsidiaries and related com panies that have not adopted the plan (and each such corporation is sometimes referred to herein individually as a "Penton Company"). Any corporation which is not an employer under the plan and which does not qualify as a subsidiary or related company but is either (i) a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof) which contains an employer under the plan, or (ii) a member of an affiliated service group (as defined in Section 414(m) of the Code) which contains an employer under the plan shall, for purposes of the plan, be considered as a subsidiary or related company that has not adopted the plan and, therefore, as a Penton Company for purposes of certain determinations as to employment with the Penton Companies.

                11.3 RESTRICTIONS AS TO REVERSION OF TRUST FUND TO EMPLOYERS. The employers shall have no right, title or interest in the assets of the plan, nor will any part of the assets of the plan at any time revert or be repaid to an employer, directly or indirectly, except as follows:

                        (a) If the Internal Revenue Service initially determines
                that the plan, as applied to any employer, does not meet the requirements of a "qualified plan" under Section 401(a) of the Code, the assets of the plan attributable to contributions made by that employer under the plan shall be returned to that employer within one year of the date of denial of qualification of the plan as applied to that employer.

                        (b) If a contribution or a portion of a contribution is
                made by an employer as a result of a mistake of fact, such contribution or portion of a contribution shall not be considered to have been contributed under the plan by that employer and, after having been reduced by any losses of the trust fund allocable thereto, shall be returned to that employer within one year of the date the amount is contributed under the plan.

                        (c) Each contribution made by an employer is conditioned
                upon the continued qualification of the plan and the deductibility of such contribution as an expense for federal income tax purposes and, therefore, to the extent that a contribution is made by an employer under the plan for a period for which the plan is not a qualified plan or the deduction for a contribution made by the employer is disallowed, then such contribution or portion of a contribution, after having been reduced by any losses of the trust fund allocable thereto, shall be returned to that employer within one year of the date of determination of the nonqualified status of the plan or the date of disallowance of the deduction.

                                   ARTICLE 12
                                   ----------

                            AMENDMENT AND TERMINATION
                            -------------------------

                12.1 AMENDMENT. While the employers expect and intend to continue the plan, the company must necessarily reserve and hereby does reserve the right, subject to section 11.3, to amend the plan from time to time, except that (i) the duties and liabilities of the plan administrator cannot be changed substantially without its consent, (ii) the plan administrator shall have the power to amend Supplement A to the plan, and (iii) no amendment shall reduce the value of a participant's benefits to less than the amount he would be entitled to receive if he had resigned from the employ of all of the Penton Companies on the day of the amendment.

                12.2 TERMINATION. The plan will terminate as to all employers on any date specified by the company, and as to any employer on any date specified by that employer if 10 days' advance written notice of the termination is given to the plan administrator and any other employers. The plan also will terminate as to an individual employer on the first to occur of the date that employer is judicially declared bankrupt or insolvent, the date that employer ceases to qualify as a subsidiary or related company, or the dissolution, merger, consolidation or reorganization of that employer, or the sale by that employer of all or substantially all of its assets, except that in any such event arrangements may be made with the consent of the company whereby the plan will be continued by any successor to that employer or any purchaser of all or substantially all of its assets without a termination thereof, in which case the successor or purchaser will be substituted for that employer under the plan; provided that if any employer is merged, dissolved or in any way reorganized into, or consolidated with, any other employer, the plan as applied to the former employer will automatically continue in effect without a termination thereof. Notwithstanding the foregoing, if any of the events described above should occur but some or all of the participants employed by an employer are transferred to employment with one or more of the other employers coincident with or immediately after the occurrence of such event, the plan as applied to those participants will automatically continue in effect without a termination thereof.

                12.3 VESTING AND DISTRIBUTION ON TERMINATION. On termination or partial termination of the plan, the date of termination will be a "special accounting date" and, after all adjustments then required have been made, each affected participant will have a 100 percent vested and nonforfeitable interest in all of his accounts, including his employer contributions account. If a participant remains an employee of the Penton Companies following the termination of the plan, his benefits shall remain in the trust fund until his termination of employment with all of the Penton Companies and then shall be paid to him in accordance with the provisions of section 6.1.

                12.4 PLAN MERGER. In no event shall there by any merger or consolidation of the plan with, or transfer of assets or liabilities to, any other plan unless each participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the plan had then terminated).

                12.5 NOTICE OF AMENDMENT, TERMINATION OR PLAN MERGER. Participants affected thereby will be notified of an amendment, termination, merger or consolidation of the plan within a reasonable time.

                                   ARTICLE 13
                                   ----------

                              TOP-HEAVY PLAN RULES
                              --------------------

                13.1 KEY EMPLOYEES. An employee or former employee shall be a "key employee" for any plan year if during such plan year or during any of the four preceding plan years the employee is:

                        (a) an officer of an employer having an annual
                compensation greater than 150 percent of the amount in effect under Section 415(c)(1)(A) of the Code for any such plan year;

                        (b) one of the ten employees of an employer having
                annual compensation from the employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the employer;

                        (c) any person who owns (or is considered as owning
                within the meaning of Section 318 of the Code) more than five percent of the outstanding stock of an employer or stock possessing more than five percent of the total combined voting power of all an employer's stock; or

                        (d) any person having annual compensation in excess of
                $150,000 who owns (or is considered as owning within the meaning of Section 318 of the Code) more than one percent of the outstanding stock of an employer or stock possessing more than one percent of the total combined voting power of all an employer's stock.

For purposes of subsection (a) above, if the number of officers exceeds 50, only the 50 officers with the highest compensation shall be considered key employees and if the number of officers is less than 50, the number of officers considered key employees shall not exceed the greater of three such officers or ten percent of all employees. For purposes of subsections (c) and (d) above, Section 318(a)(2)(C) of the Code shall be applied by substituting "five percent" for the reference to "50 percent" therein and the rules of Section 414(b), (c) and (m) of the Code shall not apply for determining ownership in an employer. For purposes of this Article 13, the term "employer" includes the Penton Companies, all corporations which are members of a controlled group of corporations which includes an employer under Section 414(b) of the Code, all trades or businesses (whether or not incorporated) which are under common control with an employer under Section 414(c) of the Code and any service or other organization which is a member of an affiliated service group with an employer under Section 414(m) of the Code. In addition, for purposes of this Article 14 the beneficiary of a key employee shall be considered a key employee.

                13.2 TOP-HEAVY PLAN. The plan will be considered a "top-heavy plan" for any plan year if as of the last day of the preceding plan year (but the last day of the initial plan year in the case of that year) (the "determination date") the sum of (i) the aggregate of the accounts of all key employees under the plan and all other defined contribution plans in an aggregation group of plans as described in section 14.3 below, and (ii) the present value (using the 1984 unisex pension mortality table and interest at a rate of six percent per annum) of the aggregate cumulative accrued benefits for key employees under all defined benefit plans in an aggregation group of plans, exceeds 60 percent of such sum determined for all participants under all such plans, excluding participants who are former key employees. There shall be included in the determination of a participant's accounts and accrued benefit under such plans any amounts distributed to him during the preceding five year period. Notwithstanding the foregoing, if any individual has not received any compensation from the employers (other than benefits under the plan) at any time during the five-year period ending on the determination date, any account of such individual (and the accrued benefit for such individual) shall not be included for purposes of this section. Furthermore, a rollover contribution initiated by a participant and made to any plan in an aggregation group of plans shall not be taken into account for purposes of determining whether the plan is a top-heavy plan.

                13.3 AGGREGATION GROUPS. All plans in a required aggregation group of plans shall be considered to be top-heavy plans if either the required or permissive aggregation group of plans is determined to be top-heavy under section 13.2 above. If the required or permissive aggregation group of plans is not a top-heavy group, no plans in the group shall be considered to be top-heavy plans. A "required aggregation group of plans" shall include each plan in which a key employee participates and any other plan which enables any plan in which a key employee participates to meet the coverage and nondiscrimination requirements of Sections 401(a)(4) or 410 of the Code. A "permissive aggregation group of plans" shall include all plans in the required aggregation group plus any other plans which satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the required aggregation group of plans.

                13.4 SPECIAL MINIMUM CONTRIBUTIONS. Notwithstanding the provisions of subsection 3.1(a), the amount contributed by each employer in accordance with subsection 3.1(a) for each participant (whether active or inactive) for each plan year for which the plan is considered a top-heavy plan shall not be less than the lesser of (i) four percent of the participant's earnings for that year, or (ii) the highest percentage of earnings contribution (disregarding earnings in excess of the maximum compensation that can be considered for such purpose as set forth in Section 401(a)(17) of the Code or such other maximum amount as may be permitted from time to time by the Secretary of the Treasury or his delegate or by law) contributed by the employer in accordance with subsection 3.1(a) for such plan year on behalf of a key employee; provided, however, that in the case of an employee covered under this plan and a defined benefit plan maintained by the Penton Companies, for each plan year for which this plan and such defined benefit plan are considered top-heavy plans, if such employee receives the top-heavy minimum contribution specified in such defined benefit plan, such employee need not receive the minimum contribution specified in this section.

                Executed this 25th day of AUGUST, 1998.

                                         PENTON MEDIA, INC.

                                         By:       /s/  PRESTON L. VICE
                                            --------------------------------
                                                Title:  Senior Vice President

                                  SUPPLEMENT A
                                  ------------
                                       TO
                                       --
                               PENTON MEDIA, INC.
                               ------------------
                             RETIREMENT SAVINGS PLAN
                             -----------------------

                  A-1 PURPOSE, USE OF TERMS. The purpose of this Supplement A is to set forth rules of procedure applicable to plan loans. Loans shall be made available to participants on and after the date designated by the plan administrator.
                  A-2 LOAN ADMINISTRATION. Plan loans shall be administered by the plan administrator.

                  A-3 LIMITATIONS ON PLAN LOANS. Plan loans are subject to the following limitations:

                           (a) Each request for a loan under this section must
                  be by written application to the plan administrator supported by such evidence as it may request. No loan will be made to a participant unless the plan administrator believes the loan is reasonably necessary for the purpose intended.

                           (b) The minimum principal amount of any loan shall be
                  $1,000. Each loan must be evidenced by a note in a form furnished by the plan administrator and must be secured by a pledge of up to 50 percent of the participant's vested accounts as of the accounting date immediately preceding the date as of which the loan is made. The plan administrator will not accept any other collateral as security for the loan.

                           (c) Each loan will bear interest at a reasonable rate
                  established by the plan administrator in a uniform and nondiscriminatory manner (which rate shall be the prevailing rate charged by persons in the business of making loans under similar circumstances and which rate shall not be greater than the maximum rate permitted by law), and must be amortized in level payments, made not less frequently than quarterly, over the life of the loan. The plan administrator shall monitor the prevailing interest rates charged by national banking institutions on loans and shall, in accordance therewith, establish a reasonable rate of interest on loans from the plan. As of the effective date of this Supplement A, the interest rate shall be the prime interest rate charged by the plan's bank trustee plus one percentage point.

                           (d) The principal amount of each loan, when added to
                  any other outstanding loan balances of a participant under the plan and all other plans of the Penton Companies, may not exceed the greater of (i) the lesser of $10,000 or 50 percent of the participant's vested account balances (as of the accounting date immediately preceding the date as of which the loan is made), or (ii) the lesser of $50,000 reduced by the excess, if any, of the highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made over the outstanding balance of loans from the plan on the date on which such loan is made or 50 percent of the participant's vested account balances.

                           (e) Each loan will be for a term not exceeding five
                  years.

                           (f) Each note evidencing a loan to a participant
                  shall be held on the participant's behalf and shall be considered an investment of his accounts. Accordingly, principal and interest payments on the note shall be credited to such accounts on the participant's behalf and invested according to the participant's most recently filed investment election form.

                           (g) If the loan is to be secured by a pledge of the
                  participant's accounts which are transferred from a defined benefit plan or a defined contribution plan which is subject to the funding standards of Section 412 of the Code, in the event the participant is married on the date the loan application is submitted to the plan administrator, the loan will not be made unless (i) the spouse of the participant consents in writing to the loan, the spouse's consent acknowledges the effect of the loan and the consent is witnessed by a plan representative or a notary public, or (ii) it is established to the satisfaction of the plan administrator that a required consent may not be obtained because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.

                  A-4 LOAN PAYMENT. Payment of loans shall generally be made by payroll deduction. If for any reason, however, a participant is unable to make such payments by payroll deduction, the participant shall make loan payments (a) by personal check payable to the plan trustee and delivered to the plan administrator in care of Penton Media, Inc., 1100 Superior Avenue, Cleveland, Ohio 44114 due no later than the payday on which the installment payment becomes due, or (b) by any other method that the plan administrator and the participant mutually agree upon.

                  A-5 DEFAULT. Upon default, the plan may foreclose on the loan at the earliest opportunity permitted by law and the loan will be treated as a taxable distribution at such time. During the period, if any, between the date of the event constituting default and the date of foreclosure, interest on the loan will continue to accrue and shall be charged to the participant's account. The distribution of a participant's canceled note to him (or to his beneficiary in the event of his death) shall be considered as a payment for purposes of the plan. The following events will constitute default on a loan:

                  (a) the failure to make an installment payment on the payday on which it becomes due;

                  (b) any other person (other than the plan trustee) acquires an interest in the participant's account;

                  (c)      the participant dies or becomes legally incompetent;

                  (d) (effective for loans made on or after January 1, 1995) the participant voluntarily or involuntarily enters into bankruptcy proceedings; or

                  (e) the participant's employment with the Penton Companies (as such term is defined in the plan) is terminated for any reason, including retirement, disability, resignation or discharge.

In the event of (e) above, there shall be no default if the participant continues to be a "party in interest" (as defined in section 3(14) of the Employee Retirement Income Security Act of 1974, as amended) following his termination of employment. Such party in interest shall continue to be subject to the terms of his loan as in effect as of the date of his termination of employment. In the event of (c) or (e) (with respect to a non-party in interest) above, there shall be no default if, immediately upon the occurrence of (c) or
(e), the participant (or his estate or legal representative, as the case may be) pays the remaining balance of the loan together with accrued interest thereon. Finally, in the event of (c) above, unless the participant's estate or legal representative immediately pays the remaining balance of the loan with accrued interest thereon, the unpaid loan balance will be deemed to have been distributed to the participant or his estate, as the case may be.

                  A-6 AMENDMENT. The plan administrator has the power to amend this Supplement A.